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                         [CREDIT LYONNAIS LETTERHEAD]



                                                               December 18, 1996



TO:  Ambassador I, L.P. ("Counterparty")                 12/9/96
     77 West Wacker Drive,  Suite 4040                   -------
     Chicago, Illinois  60601
     Att:   Adam Peterson                              Notional:  $50,215,000
     Tel:   312-917-4401    Fax:   312-917-9910

FR:  Credit Lyonnais New York Branch ("CLNY")               Fixed 4.636%
     1301 Avenue of the Americas,  17th Floor          Amb              Credit
     New York, New York  10019                         Apts           Lyonnais
     Att:    Kathrin W. Gray
     Tel:   212-261-7349     Fax:  212-459-3167              Var-PSA Muni
                                                              or JJ Kenny
RE:  Transaction dated as of December 5, 1996      int Pymts. 9th day of each mo
     (CLNY Ref:   OA531)

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                      GUARANTEED TRANSACTION CONFIRMATION

THIS CONFIRMATION SUPERSEDES ALL PREVIOUS CONFIRMATIONS WITH RESPECT TO THE TRANSACTION EVIDENCED HEREBY.

     The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below which constitutes a "Transaction" under the Master Agreement specified below.

     This letter agreement constitutes a "Confirmation" under, and it supplements, forms part of, and is subject to, the Master Agreement dated as of December 5, 1996, as amended and supplemented from time to time (the "Guaranteed Agreement"), between you and us. THE GUARANTEED AGREEMENT AND ALL TRANSACTIONS ENTERED INTO THEREUNDER SHALL BENEFIT FROM A CLFG GUARANTEE ISSUED BY CLFG (AS SUCH TERMS ARE DEFINED IN THE SCHEDULE TO THE GUARANTEED AGREEMENT) IN FAVOR OF COUNTERPARTY.

     CLNY'S AND COUNTERPARTY'S RIGHTS AND OBLIGATIONS IN RESPECT OF PAYMENTS DUE HEREUNDER ARE SUBJECT ENTIRELY TO THE "WAIVER OF SETOFF" PROVISION IN PART 5 OF THE SCHEDULE TO THE GUARANTEED AGREEMENT.

1. The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
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2. The terms of the particular guaranteed Transaction to which this
Confirmation relates are as follows:


Notional Amount:                  USD  50,215,000

Trade Date:                       December 5, 1996

Effective Date:                   December 9, 1996

Termination Date:                 December 9, 2003, subject to adjustment in
                                  accordance with the Modified Following
                                  Business Day Convention

Fixed Amounts:

Fixed Rate Payer:                 Counterparty

Fixed Rate Payer Payment Dates:   The 9th day of each month of each year prior
                                  to and including the Termination Date,
                                  commencing January 9, 1997 and subject
                                  to adjustment in accordance with the Modified
                                  Following Business Day Convention.

Fixed Rate and Fixed Rate Day
Count Fraction:                   4.636%; 30/360

Floating Amounts:

Floating Rate Payer:              CLNY

CLNY Floating Rate
Day Count Fraction:               Actual /Actual

Floating Rate Payer Payment
Dates: The 9th day of each month of each year prior to and including the Termination Date, commencing January 9, 1997 and subject to adjustment in accordance with the Modified Following Business Day Convention

CLNY rate setting dates:          Every Wednesday

CLNY Reset Dates:                 Every Thursday

CLNY Floating Rate Option:        1.  PSA Municipal Swap Index TM  (the
                                  "Index").

                                  "PSA Municipal Swap Index" means the rate determined on the basis of an index based upon the weekly interest rates of tax-exempt variable rate issues included in a data base maintained by Municipal Market Data which meet specific criteria established by the Public Securities Association (as set forth in Exhibit A attached hereto).

                                  2.  Alternative Floating Rate Option:

                                  In the event the indexing Agent no longer publishes an index satisfying the reguirements of the preceding paragraph, the Relevant Rate in respect of a Reset


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                                    Date shall be the "J.J. Kenny Index" (as
                                    defined below), provided further, however,
                                    that if the J.J. Kenny Index also ceases to
                                    be published, an alternative index shall be
                                    calculated by an entity selected in good
                                    faith by CLNY and approved by Counterparty,
                                    and shall be determined using the criteria
                                    for the PSA Municipal Swap Index that is
                                    set forth   in Exhibit A attached hereto.

                                    3.  "J.J. Kenny Index" means the index
                                    generally made available on the Reset Date by Kenny Information Systems or any successor indexing agent hereunder (the "Indexing Agent"). The Index is announced by Kenny Information Systems at the beginning of business on Tuesday, and shall be effective as of the same day, or if Tuesday is not a New York Business Day, the Index is announced on the next succeeding New York Business Day, and shall be effective as of the same day. The Index is generally effective until the next Reset Date. The Index shall be based upon 30-day yield evaluations at par of bonds, the interest on which is exempt from Federal income taxation under the Internal Revenue Code of 1986 as amended, of not less than five "high grade" component issuers selected by the Indexing Agent which shall include, without limitation, issuers of general obligation bonds. The specific issuers included among the component issuers may be changed from time to time by the Indexing Agent in its discretion. The bonds on which the Index is based shall not include any bonds the interest on which is subject to a "minimum tax" or similar tax under the Internal Revenue Code, unless all tax-exempt bonds are subject to such tax.


Designated Maturity:                Weekly

Spread:                             Inapplicable

Compounding:                        Inapplicable

Method of Averaging;                Weighted Average Rate

Business Days:                      New York

Calculation Agent:                  CLNY


3. Credit Support Document:         The ISDA Credit Support Annex to be
                                    executed and delivered by both parties
                                    within fourteen calendar (14) days.



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4. Other Provisions:

   Any Early Termination Date designated with respect to this Transaction in connection with an Event of Default or a Termination Event, shall be deemed to cause a corresponding Event of Default or Termination Event, as the case may be, with respect to the Transaction between CLNY and Ambassador VIII, L.P. and the transaction between CLNY and Williamsburg Limited Partnership, both dated December 5, 1996.

5. Account Details:

USD Payment to CLNY:               Credit Lyonnais,  New York
                                   ABA#:  026008073
                                   A/C#:  01-88180-3211-00-001-180
                                   Ref:  Triple-A  Derivative Products

Payment to Counterparty:           PLEASE PROVIDE

6.   Offices:

a)  The office of Credit Lyonnais for this Transaction is New York, New York;
and

b)  The office of Counterparty for this Transaction is Chicago, Illinois.


Please provide confirmation that this letter correctly sets forth our Agreement by responding within two (2) Business Days by returning an executed copy of this Confirmation by telecopier (Att: Kathrin W. Gray - Documentation) to the following numbers:

                             Telecopier Number:  212-459-3167
                             Telephone Number for confirmation of
                             Telecopier transmission: 212-261-7349

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IN WITNESS WHEREOF the parties hereto accept and confirm the terms of this
Confirmation.



CREDIT LYONNAIS                 AMBASSADOR  VIII, L.P.
NEW YORK BRANCH

Authorized Signature:           Authorized Signature:

Ian Cheung                               [SIG.]
----------------------------    ---------------------------

Name:  Ian Cheung               Name:
      ----------------------         ----------------------
Title: Vice President           Title:
      ----------------------         ----------------------




CREDIT LYONNAIS
NEW YORK BRANCH

Marketing Signature:

Chris Phelan
-----------------------------

Name:   Chris Phelan
      -----------------------
Title:  Vice President
      -----------------------

CLNY Ref:  OA531


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                                  EXHIBIT A


                          PSA MUNICIPAL SWAP INDEX
                      PRODUCED BY MUNICIPAL MARKET DATA

Final Index Criteria

1.      Issue must be a weekly reset effective on Thursday.
2.      No lag resets will be considered.
3.      Only Non-AMT issues will be included.
4.      Issue must have a VMIG1 or A1 = rating.
5.      Issue must pay interest on a monthly basis.
6.      Interest must be calculated on a ACT/ACT basis.
7.      Only one quote per obligor per dealer will be included.
8.      All states will be considered.
9.      Issue must have an outstanding amount of $10 million or more.

Index Calculation

1. The rates of the issues which qualify for inclusion in the index are not weighted by issue size.
2. The standard deviation of the rates is calculated. Any issue falling outside +/- I SD is dropped.
3. Each participating dealer is limited to no more than 15% of the index by an averaging method. Any dealer originally having a total number of issues greater than 15% will have sufficient number of issues reduced from its distribution to meet the desired limitation.


Marketing: [INITIALS]  Trader: [INITIALS]  TD: [INITIALS]
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